                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Gilbert F. Amelio, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

           SIGNATURE                               DATE



  /s/ GILBERT F. AMELIO                       September 28, 1995
----------------------------------
      Gilbert F. Amelio


  /s/ GARY P. ARNOLD                          September 28, 1995
----------------------------------
       Gary P. Arnold


  /s/ ROBERT BESHAR                           September 28, 1995
----------------------------------
       Robert Beshar


  /s/ MODESTO A. MAIDIQUE                     September 28, 1995
----------------------------------
       Modesto A. Maidique


  /s/ EDWARD R. McCRACKEN                     September 28, 1995
----------------------------------
       Edward R. McCracken


  /s/ J. TRACY O'ROURKE                       September 28, 1995
----------------------------------
       J. Tracy O'Rourke


  /s/ CHARLES E. SPORCK                       September 28, 1995
----------------------------------
       Charles E. Sporck

                                                                      EXHIBIT 24
                                                                        (Page 2)


  /s/ DONALD E. WEEDEN                        September 28, 1995
----------------------------------
       Donald E. Weeden


  /s/ DONALD MACLEOD                          September 25, 1995
----------------------------------
       Donald Macleod


  /s/ ROBERT B. MAHONEY                       September 25, 1995
----------------------------------
       Robert B. Mahoney

                                                                      EXHIBIT 24
                                                                        (page 3)




                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Gilbert F. Amelio, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

           SIGNATURE                               DATE



   /S/ RICHARD D. CROWLEY, JR.                October 13, 1995
----------------------------------

      Richard D. Crowley, Jr.


                                        3